UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2010

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Overview

On August 20, 2010, International Lease Finance Corporation (“ILFC”) issued $1.35 billion in aggregate principal amount of 6-1/2% senior secured notes due 2014 (the “2014 Notes”), $1.275 billion in aggregate principal amount of 6-3/4% senior secured notes due 2016 (the “2016 Notes”), and $1.275 billion in aggregate principal amount of 7-1/8% senior secured notes due 2018 (the “2018 Notes” and together with the 2014 Notes and the 2016 Notes, the “Secured Notes”) pursuant to an indenture, dated as of August 11, 2010 (the “Secured Indenture”), among ILFC, the subsidiary guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as paying agent, security registrar and authentication agent and trustee. The collateral securing the obligations of ILFC and the Guarantors under the Secured Notes is pledged pursuant to an aircraft mortgage and security agreement and guaranty, dated as of August 11, 2010 (the “Mortgage”), by and among ILFC, the Guarantors, the additional grantors party thereto and Wells Fargo Bank Northwest, National Association, as security trustee.  The Secured Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.  Holders of the Secured Notes have the benefit of certain registration rights for the Secured Notes, as discussed below.

On August 20, 2010, ILFC issued $500 million in aggregate principal amount of 8-7/8% senior notes due 2017 (the “Unsecured Notes”).  The Unsecured Notes were issued under an indenture dated August 1, 2006 between ILFC and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the supplemental indenture dated as of August 20, 2010 (the “Supplemental Indenture”). The Unsecured Notes were offered pursuant to an automatic shelf registration statement on Form S-3ASR (File No. 333-161192) filed on August 7, 2009 with the SEC (the “Registration Statement”).

The aggregate net proceeds from the sale of the Secured Notes were approximately $3.84 billion after deducting initial purchaser discounts and commissions, fees and estimated offering expenses. The aggregate net proceeds from the sale of the Unsecured Notes were approximately $488.3 million after deducting underwriting discounts and commissions, fees and estimated offering expenses. The net proceeds from the sale of the Secured Notes and Unsecured Notes will be used by ILFC to fully repay the $3.9 billion aggregate principal amount outstanding under ILFC’s secured loans from AIG Funding, Inc. and for general corporate purposes.  In connection with such repayment, AIG Funding and The Federal Reserve Bank of New York (“FRBNY”) have agreed to release their liens on the collateral securing the loans with AIG Funding, including liens on 148 aircraft and related equipment and leases that will be part of the designated pool of aircraft and collateral securing the obligations under the Secured Notes and related guarantees.

Secured Notes, Secured Indenture, Mortgage and Registration Rights Agreement

Maturity and Interest. The 2014 Notes accrue interest at a rate of 6.5% per year payable semiannually on March 1 and September 1 of each year, commencing on March 1, 2011. The 2014 Notes mature on September 1, 2014. The 2016 Notes accrue interest at a rate of 6.75% per year payable semiannually on March 1 and September 1 of each year, commencing on March 1, 2011. The 2016 Notes mature on September 1, 2016. The 2018 Notes accrue interest at a rate of 7.125% per year payable semiannually on March 1 and September 1 of each year, commencing on March 1, 2011. The 2018 Notes mature on September 1, 2018.

Guarantees. The Secured Notes are guaranteed, on a joint and several basis, by the Guarantors party to the Secured Indenture. The Guarantors consist of ILFC’s subsidiaries that either own or hold leases of aircraft included in the collateral securing the Secured Notes. The guarantees are senior secured obligations of each Guarantor and rank equally with all existing and future senior debt of such Guarantor, effectively senior to all existing and future unsecured debt of such Guarantor to the extent of the value of the collateral securing the guarantees, and senior to all subordinated debt of such Guarantor.

Security. The Secured Notes and guarantees are secured by first-priority security interests in the collateral, subject to certain exceptions and permitted liens. The collateral will consist of, in each case, excluding certain excluded property: (i) a designated pool of aircraft, consisting initially of 174 aircraft, together with any proceeds (up to the amount required by the Secured Indenture or the applicable security documents) of an aircraft’s airframe or engine arising from an event of loss or its loss, destruction or confiscation, condemnation or requisition not constituting an event of loss; (ii)

aircraft leases with respect to all aircraft in the designated pool, including, without limitation, all rights to money due under such leases, all rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such leases, claims for damages arising out of or for breach or default under such leases, and all rights with respect to any subleases of the aircraft in the designated pool, the right to terminate such leases and to compel performance of, and otherwise to exercise all remedies under, such leases; (iii) certain cash collateral; (iv) all security assignments, cash deposit agreements and other security agreements executed in ILFC’s or the Guarantors’ favor in respect of the aircraft in the designated pool in respect of or pursuant to any aircraft lease in the designated pool; and (v) all proceeds and products of the foregoing.

Under the terms of the Secured Indenture and the Mortgage, ILFC is permitted not to comply with the requirement that it file local filings to perfect the security trustee’s security interest in aircraft registered in jurisdictions that have not ratified the Cape Town Convention in respect to aircraft with appraised values of up to 3% of the aggregate appraised value of the aircraft in the initial collateral.  In addition, for aircraft registered in France, United Arab Emirates, Mexico, the United Kingdom and China, ILFC may not have made the registrations with the International Registry under the Cape Town Convention and other filings in respect of those aircraft at the time of the issuance of the Secured Notes and the Secured Indenture and Mortgage provide an extended period within which to make such filings.

Ranking. The Secured Notes rank equally in right of payment with all of ILFC’s existing and future unsubordinated indebtedness, effectively senior in right of payment to ILFC’s existing and future unsecured indebtedness to the extent of the value of the collateral securing the Secured Notes, and senior in right of payment to ILFC’s existing and future indebtedness that by its terms is expressly subordinated to the Secured Notes. The Secured Notes are structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) of ILFC’s subsidiaries that are not Guarantors.

Redemption. ILFC may redeem the Secured Notes, at any time prior to maturity, at ILFC’s option, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Secured Notes plus the greater of 1% of the outstanding principal amount and a “make-whole” premium, plus accrued and unpaid interest and additional interest, if any, to, the applicable redemption date. There is no sinking fund for the Secured Notes.

Covenants. The Secured Indenture contains customary covenants that, among other things, restrict the ability of ILFC and its restricted subsidiaries to: (i) create liens on collateral; (ii) sell, transfer or otherwise dispose of collateral; (iii) incur liens on assets other than collateral; (iv) declare or pay dividends or acquire or retire shares of capital stock of ILFC during certain events of default; (v) designate restricted subsidiaries as non-restricted subsidiaries or designate non-restricted subsidiaries; (vi) make investment in or transfer assets to non-restricted subsidiaries; and (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of ILFC’s assets. All of these covenants are subject to a number of important limitations and exceptions under the Secured Indenture.

Events of Default. The Secured Indenture also provides for customary events of default with respect to each series of Secured Notes, including, but not limited to, the failure to make payments of interest on, or principal of, the Secured Notes, the failure to comply with certain covenants and agreements specified in the Secured Indenture for a period of time after notice has been provided, the acceleration of certain other indebtedness resulting from the failure to pay principal on such other indebtedness prior to its maturity, and certain events of insolvency. If any event of default occurs, the principal, interest and any other monetary obligations on all the then outstanding Secured Notes may become due and payable immediately.

The foregoing summary of the Secured Indenture does not purport to be complete and is qualified in its entirety by reference to the Secured Indenture, attached hereto as Exhibit 4.1.

Mortgage. In connection with the issuance of the Secured Notes, ILFC, the Guarantors, the additional grantors party thereto and Wells Fargo Bank Northwest, National Association, as security trustee entered into the Mortgage.  The Mortgage sets forth the terms on which the security trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all of its liens upon the collateral, as described under “— Security” above as well as the terms governing the guarantees provided by the Guarantors, as described under “— Guarantees” above.

Registration Rights Agreement. On August 20, 2010, in connection with the issuance of the Secured Notes, ILFC entered into a registration rights agreement (the “Registration Rights Agreement”) with the Guarantors and Banc of

America Securities LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as the representatives of the several initial purchasers, relating to, among other things, a registered exchange offer, under certain circumstances, to exchange the Secured Notes of each series for new registered Secured Notes of such series with substantially identical terms.

Subject to the terms of the Registration Rights Agreement, if the restrictive legend on the Secured Notes has not been removed and the Secured Notes are not freely tradeable as of the 366th day after August 20, 2010, the initial issuance date of the Secured Notes, ILFC will use its commercially reasonable efforts to have the registration statement with respect to such exchange offer declared effective by the Securities and Exchange Commission and to consummate the exchange offer within 450 days after the original issue date of the Secured Notes. If ILFC is unable to effect the exchange offer under certain circumstances, ILFC is to use its commercially reasonable efforts to have a shelf registration statement declared effective by the SEC with respect to resales of the Secured Notes and to keep such shelf registration statement effective until the earlier of the first anniversary of the effective date of the shelf registration statement and the date all Secured Notes covered by the shelf registration statement are sold or become freely tradable pursuant to Rule 144 under the Securities Act without volume restrictions.

If ILFC is required to, and unable to, consummate the exchange offer within 450 days after the original issue date of the Secured Notes, or if applicable, if the shelf registration statement has not been declared effective or ceases to be effective during the required effectiveness period (each a “registration default”), the annual interest rate on affected Secured Notes will increase by 0.25% per year for the first 90-day period during which such registration default continues. The annual interest rate on such Secured Notes will increase by an additional 0.25% per year for each subsequent 90-day period during which such registration default continues, up to a maximum aggregate increase in interest rate of 0.50% per year. If the registration default is cured, the applicable interest rate will revert to the original level.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, attached hereto as Exhibit 4.5.

Unsecured Notes

Interest. The Unsecured Notes accrue interest at a rate of 8.875% per year payable semiannually on March 1 and September 1 of each year, commencing on March 1, 2011. The Unsecured Notes mature on September 1, 2017.

Ranking. The Unsecured Notes rank equally in right of payment with all of ILFC’s existing and future unsubordinated unsecured indebtedness, and senior in right of payment to ILFC’s existing and future indebtedness that by its terms is expressly subordinated to the Unsecured Notes. The Unsecured Notes are effectively subordinated to any of ILFC’s existing and future secured indebtedness to the extent of the value of the assets securing such debt. The Unsecured Notes are structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) of ILFC’s subsidiaries. The Unsecured Notes are not guaranteed by ILFC’s parent, American International Group, Inc. (“AIG”), any of ILFC’s subsidiaries or any third party.

Redemption. The Unsecured Notes are not subject to redemption prior to their stated maturity and there is no sinking fund for the Unsecured Notes.

Covenants. The indenture governing the Unsecured Notes, as supplemented, contains customary covenants that, among other things, restrict the ability of ILFC and its restricted subsidiaries to: (i) incur liens on assets; (ii) declare or pay dividends or acquire or retire shares of capital stock of ILFC during certain events of default; (iii) designate restricted subsidiaries as non-restricted subsidiaries or designate non-restricted subsidiaries; (iv) make investment in or transfer assets to non-restricted subsidiaries; and (v) consolidate, merge, sell or otherwise dispose of all or substantially all of ILFC’s assets. All of these covenants are subject to a number of important limitations and exceptions under the indenture governing the Unsecured Notes, as supplemented.

Events of Default. The indenture governing the Unsecured Notes, as supplemented also provides for customary events of default with respect to the Unsecured Notes, including, but not limited to, the failure to make payments of interest on, or principal of, the Notes, the failure to comply with certain covenants and agreements specified in the Indenture for a period of time after notice has been provided, the acceleration of certain other indebtedness resulting from the failure to pay principal on such other indebtedness prior to its maturity, and certain events of insolvency. If any event of default occurs, the principal, interest and any other monetary obligations on all the then outstanding Unsecured Notes may become due and payable immediately.

The foregoing summary of the Unsecured Notes does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture and Officers’ Certificate, attached hereto as Exhibit 4.5 and 4.6, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description

4.1

Indenture, dated as of August 11, 2010, between International Lease Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as paying agent, security registrar and authentication agent and trustee.

4.2	Form of Global Note for 2014 Secured Notes.

4.3	Form of Global Note for 2016 Secured Notes.

4.4	Form of Global Note for 2018 Secured Notes.

4.5

Registration Rights Agreement, dated August 20, 2010 among International Lease Finance Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the initial purchasers.

4.6	Supplemental Indenture, dated as of August 20, 2010 to an indenture dated August 1, 2006 between International Lease Finance Corporation and Deutsche Bank Trust Company Americas as trustee.

4.7	Officers’ Certificate dated as of August 20, 2010, establishing the terms of the Unsecured Notes.

4.8	Form of Global Note for 2017 Unsecured Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Unsecured Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Frederick S. Cromer
By:	Frederick S. Cromer
Chief Financial Officer

DATED:  August 20, 2010

EXHIBIT INDEX

Exhibit Number	Description

4.1

Indenture, dated as of August 11, 2010, between International Lease Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as paying agent, security registrar and authentication agent and trustee.

4.2	Form of Global Note for 2014 Secured Notes.

4.3	Form of Global Note for 2016 Secured Notes.

4.4	Form of Global Note for 2018 Secured Notes.

4.5

Registration Rights Agreement, dated August 20, 2010 among International Lease Finance Corporation and Banc of America Securities LLC, Citigroup Global Markets Inc., and J.P. Morgan Securities Inc., as representatives of the initial purchasers.

4.6	Supplemental Indenture, dated as of August 20, 2010 to an indenture dated August 1, 2006 between International Lease Finance Corporation and Deutsche Bank Trust Company Americas as trustee.

4.7	Officers’ Certificate dated as of August 20, 2010, establishing the terms of the Unsecured Notes.

4.8	Form of Global Note for 2017 Unsecured Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Unsecured Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).